                                                                    EXHIBIT 10.1

                           SECOND AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT

     This Second Amendment to Third Amended and Restated Credit Agreement (this "AMENDMENT") is dated as of November 15, 1995, by and between FIRST INTERSTATE BANK OF TEXAS, N. A., a national banking association ("LENDER"), and BELLWETHER EXPLORATION COMPANY, a Delaware corporation ("BORROWER").

     WHEREAS, Lender and Borrower entered into that certain Third Amended and Restated Credit Agreement dated as of February 28, 1995 (the "AGREEMENT"), in order to restructure, modify, increase, extend and renew the obligations under that certain Second Amended and Restated Credit Agreement dated as of March 14, 1994; and

     WHEREAS, Lender, Borrower and certain pledgors of collateral securing the obligations evidenced by the Agreement entered into that certain First Amendment to Third Amended and Restated Credit Agreement dated June 1, 1995, to (i) amend the Security Documents (as defined in the Agreement) effective as of February 28, 1995 to correct certain inadvertent errors; and (ii) amend the Agreement effective as of June 30, 1995 to reflect the results of a Borrowing Base redetermination, modify the maturity dates of the credit facilities evidenced thereby and amend the covenant contained therein regarding the Borrower's consolidated tangible net worth; and

     WHEREAS, Hampton Resources Corporation, a Delaware corporation ("HAMPTON") entered into an Agreement and Plan of Merger dated June 30, 1995 with Spectrum 7 Energy Corporation, a Colorado corporation, Cross Bell Royalty Company, a Texas corporation ("CROSS BELL") and Hampton Operating Company, a Texas corporation, pursuant to which Spectrum 7 Energy Corporation, Cross Bell and Hampton Operating Company were merged into Hampton; and

     WHEREAS, Borrower entered into (i) an Agreement and Plan of Merger dated June 30, 1995 with Hampton pursuant to which Hampton was merged into Borrower, and (ii) an Agreement and Plan of Merger dated June 30, 1995 with Bellwether Colorado pursuant to which Bellwether Colorado was merged into Borrower; and

     WHEREAS, each of Bellwether Colorado, Cross Bell, and Hampton executed (i) a Guaranty Agreement dated February 28, 1995, in favor of Lender, pursuant to which each of said parties guaranteed the full and punctual payment and discharge of all obligations evidenced by the Agreement; and (ii) one or more Security Documents (as defined in the Agreement) pledging certain property as security for said obligations; and

     WHEREAS, on account of the merger transactions mentioned above, the obligations and indebtedness evidenced by said Guaranty Agreements and Security Documents are now the direct obligations and indebtedness of Borrower, and

     WHEREAS, Lender and Borrower desire to further amend the Agreement effective as of November 15, 1995 to (i) reflect the results of a Borrowing Base redetermination, (ii) further extend the maturity dates of the credit facilities evidenced thereby, and (iii) effectuate certain other technical amendments;

     NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  Definitions

     Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. All references to the "AGREEMENT" below shall, unless the context otherwise requires, be references to the Agreement as heretofore amended and as amended hereby.

                                  ARTICLE II
                          Amendments to the Agreement

     Section 2.01 Effective Date of Amendments to the Agreement. The amendments to the Agreement set forth in this Article II shall be effective as of November 15, 1995.

     Section 2.02 Amendment to Exhibit B. Exhibit B to the Agreement is amended and restated in its entirety as set forth in Annex 1 hereto.

     Section 2.03 Amendment to Exhibit C. Exhibit C to the Agreement is amended and restated in its entirety as set forth in Annex 2 hereto.

     Section 2.04 Amendment to Section 1.1. The definition "Guarantors" set forth in Section 1.1 of the Agreement is hereby deleted and the following definition of said term is hereby substituted in its place.

                 "GUARANTORS" means Associated, Gas Operations, Odyssey and West Monroe, and "GUARANTOR" means any one of them.

     Section 2.05 Amendment to Section 2.4. Section 2.4 of the Agreement shall be amended and restated in its entirety as set forth below:

        Section 2.4. NOTES; PRINCIPAL REDUCTIONS. The obligation of Borrower to repay the Facility A Advances shall be evidenced by the Facility A Note, and the obligation of Borrower to repay the Facility B Advances shall be evidenced by the Facility B Note. The unpaid principal amounts of the Notes from time to time outstanding shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of: (a) the Maximum Rate; or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Borrower, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause
   (b) preceding shall exceed the Maximum Rate, thereby causing the interest hereunder to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest due thereon below the Maximum Rate until the aggregate amount of interest accrued hereunder equals the aggregate amount of interest which would have accrued if the interest rate specified in clause (b) preceding had at all times been in effect.

       So long as no Event of Default shall have occurred, on the last day of each December, March, June, and September commencing December 31, 1995, Borrower shall make a principal payment on the Facility A Note in the amount necessary to reduce the unpaid principal balance of the Facility A Note to an amount equal the lesser of the Facility A Borrowing Base (set forth in Exhibit B, Part I) as such Facility A Borrowing Base will be reduced on the first day of the following month, or the Facility A Commitment, and Borrower shall make a principal payment on the Facility B Note in the amount necessary to reduce the unpaid principal balance of the Facility B Note to an amount equal to the lesser of the Facility B Borrowing Base (set forth in Exhibit C, Part I) as such Facility B Borrowing Base will be reduced on the first day of the following month, or the Facility B Commitment.

       Upon the occurrence of an Event of Default, and on the last day of each calendar month thereafter, Borrower shall, make a principal payment on the Facility A Note in the amount necessary to reduce the unpaid principal balance of the Facility A Note to an amount equal the lesser of the Facility A Borrowing Base (set forth in Exhibit B, Part II) as such Facility A Borrowing Base will be reduced on the first day of the following month or the Facility A Commitment, and Borrower shall make a principal payment on the Facility B Note in the amount necessary to reduce the unpaid principal balance of the Facility B Note to an amount equal to the lesser of the Facility B Borrowing Base (set forth in Exhibit C, Part II) as such Facility B Borrowing Base will be reduced on the first day of the following month or the Facility B Commitment.

       So long as no Event of Default shall have occurred, accrued and unpaid interest on the unpaid principal balance of each of the Notes shall be due and payable on the last day of each December, March, June and September commencing December 31, 1995. All accrued and unpaid interest on the principal balance of each of the Notes shall be due and payable upon the occurrence of an

   Event of Default and on the last day of each calendar month thereafter. Final payments in the amount of all remaining principal and accrued and unpaid interest, if any, under the Notes shall be due and payable on the Applicable Maturity Date. All past due principal and interest under the Notes shall bear interest at the Default Rate. Nothing in this Section shall be deemed to alter or affect the rights of Lender: (i) to require principal reductions or additional collateral pursuant to subsections , , and as to the Facility A Note, or subsections and as to the Facility B Note, or (ii) to accelerate the payment of either or both of the Notes or exercise any of its other remedies under the Loan Documents upon the occurrence of an Event of Default.

     Section 2.06 Arbitration Program. Article 10 of the Agreement shall be deleted in its entirety and the following language shall be substituted therefor:

                                  "ARTICLE 10

       "Section 10.1 Agreement for Binding Arbitration. The parties agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas, N. A., which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party."

The definition of "ARBITRATION PROGRAM" in the Agreement shall be deleted in its entirety and the following language shall be substituted therefor:

       "ARBITRATION PROGRAM" means the current Arbitration Program published by First Interstate Bank of Texas, N. A. attached hereto as Exhibit "K" hereto, which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party as the same may be from time to time modified, amended or supplemented; provided, however, that Lender shall provide prior written notice of any such amendment, modification or supplement to Borrower.

     There shall be added an Exhibit K to the Agreement with such Exhibit K to read as set forth in Annex 3 hereto.

     Section 2.07 Maturity Dates. The definition of "APPLICABLE MATURITY DATE" in the Agreement shall be deleted in its entirety and the following language shall be substituted therefor:

       "APPLICABLE MATURITY DATE" means: (i) with respect to the Facility A Note or a Facility A Advance, January 31, 2001, or such earlier date on which the obligation of Lender to make Facility A Advances terminates and the Facility A Obligations are due and payable as provided herein (the "FACILITY A MATURITY DATE"), and (ii) with respect to the Facility B Note or a Facility B Advance, January 31, 2001, or such earlier date on which the Facility B Obligations are due and payable as provided herein (the "FACILITY B MATURITY DATE").

     Section 2.08 Restatement of Indemnification and Waiver Provisions. Sections
11.2 and 11.3 are amended and restated in their entirety as set forth below in order to make them more conspicuous.

       Section 11.2 INDEMNIFICATION. BORROWER HEREBY INDEMNIFIES LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO: (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS; (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS; (C) ANY BREACH BY BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS; (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS SUBSTANCE LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF BORROWER OR ANY RELATED PERSON; (E) THE FAILURE OF TITLE TO ALL OR PART OF THE MORTGAGED PROPERTIES OR THE FACILITY B COLLATERAL OR THE FAILURE OR INABILITY OF BORROWER, FOR ANY REASON, TO CONVEY THE RIGHTS, TITLES, AND INTERESTS WHICH ANY SECURITY DOCUMENT PURPORTS TO MORTGAGE, CONVEY, GRANT, OR ASSIGN; OR
     (F) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING

     FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE (EXCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE PERSON TO BE INDEMNIFIED. THE OBLIGATIONS OF BORROWER UNDER THIS SECTION SHALL SURVIVE THE REPAYMENT OF THE NOTES.

       SECTION 11.3 LIMITATION OF LIABILITY . NEITHER LENDER NOR ANY AFFILIATE, OFFICER, DIRECTOR, EMPLOYEE, ATTORNEY, OR AGENT OF LENDER SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND BORROWER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE ANY OF THEM UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES SUFFERED OR INCURRED BY BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (EXCLUDING CLAIMS IN CONNECTION WITH OR ARISING OUT OF THE WILLFUL MISCONDUCT OF THE RELEVANT PERSON). BORROWER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE LENDER OR ANY OF LENDER'S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, OR AGENTS FOR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (EXCLUDING CLAIMS IN CONNECTION WITH OR ARISING OUT OF THE WILLFUL MISCONDUCT OF THE RELEVANT PERSON) IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

                                   ARTICLE III
                 Ratifications, Representations and Warranties

     Section 3.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement and other Loan Documents as amended hereby shall continue to be legal, valid, binding, and enforceable in accordance with its terms.

     Section 3.02. Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the their part of Borrower and Guarantors and will not violate the articles of incorporation or bylaws of Borrower or Guarantors, (ii) the representations and warranties contained in the Agreement and Security Documents, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse or time or both would be an Event of Default, and (iv) Borrower and Guarantors are in full compliance with all covenants and agreements contained in the Loan Documents as amended hereby.

                                   ARTICLE IV
                              Conditions Precedent

     4.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

     (a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Modification Agreement, in form and substance satisfactory to Lender:

          (1) Incumbency. A certificate of incumbency of all officers of Borrower and Guarantors who will be authorized to execute or attest this Modification Agreement on behalf of Borrower or Guarantors, executed by the President or any Vice President and by the Secretary or Assistant Secretary of Borrower and each of the Guarantors dated as of the date hereof;

          (2) Resolutions. Copy of resolutions for Borrower and Guarantors authorizing the transactions contemplated hereby, duly adopted by the Boards of Directors of each of Borrower and Guarantors, accompanied by a certificate of the Secretary or Assistant Secretary of each of Borrower and Guarantors, dated as of the date hereof, to the effect that such copy is a true and correct copy of resolutions duly adopted at a meeting of, or by the unanimous written consent of, the Boards of Directors of each of Borrower and Guarantors, and that such resolutions have not been amended, modified, or revoked in any respect and are in full force and effect on the date hereof;

     (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

     (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Lender.

     (e) Lender shall have received, on or before the date this agreement is fully executed, a fee in the amount of $7,748.34 in fully transferable and available funds.

                                   ARTICLE V
  Modification and Reaffirmation of Guaranty Agreements and Security Documents

     Section 5.01. Modification and Reaffirmation of Guaranty Agreements and Security Documents. By its execution of this Agreement, Borrower hereby reaffirms its obligations under all Guaranty Agreements and Security Documents previously executed and delivered by Bellwether Colorado, Cross Bell or Hampton. In particular, Borrower acknowledges and agrees that it will be and become the primary obligor under each of said instruments. Each Guaranty Agreement and Security Document is amended to reflect that the obligations guaranteed or secured thereby are the Obligations as modified in this Amendment.

     Section 5.02. Further Assurances. Contemporaneously with the execution of this Amendment, Borrower will execute and deliver to Lender amendments to all financing statements executed by Bellwether Colorado, Cross Bell or Hampton in favor of Lender. Borrower will also execute and deliver any other instruments that may be requested by Lender to effectuate the purposes of this Amendment.

                                   ARTICLE VI
                                 Miscellaneous

     Section 6.01. Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender's legal counsel.

     Section 6.02. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the reminder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.03 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the state of Texas.

     Section 6.04 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower and Guarantors, their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 6.05 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.06 Effect of Waiver. No consent or waiver, express or implied by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any of the Guarantors shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 6.07 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment,

     Section 6.08 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENT EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO, THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment as of the date first above written.

                                       BORROWER:

                                       BELLWETHER EXPLORATION COMPANY



                                       By:   /s/ J. Darby Sere
                                          -----------------------------
                                          J. Darby Sere
                                          President and Chief Executive Officer


                                       FIRST INTERSTATE BANK OF TEXAS, N.A.


                                       By:   /s/ Kimberly Yates
                                          ------------------------------
                                          Name: Kimberly Yates
                                          Title: Banking Officer

     The undersigned Guarantors hereby consent and agree to this Amendment and the transactions contemplated hereby and agree that their Guaranty Agreements and the Security Documents signed by each of them shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of each Guarantor enforceable against each Guarantor in accordance with the terms thereof. Guarantors agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas, N. A., which is incorporated by reference herein and is acknowledged as received by each of the Guarantors, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party. THIS AMENDMENT, THE GUARANTY AGREEMENTS AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                                    GUARANTORS:

                                    ASSOCIATED GAS RESOURCES, INC., a Texas
                                    corporation



                                    By:   /s/ J. Darby Sere
                                       ------------------------------
                                           J. Darby Sere
                                           President


                                    GAS OPERATIONS, INC., a Louisiana
                                    corporation


                                    By:   /s/ J. Darby Sere
                                       -------------------------------
                                           J. Darby Sere
                                           President

                                    ODYSSEY PETROLEUM COMPANY, a Delaware
                                    corporation


                                    By:   /s/ J.Darby Sere
                                       --------------------------------
                                           J. Darby Sere
                                           Vice President


                                    WEST MONROE GAS GATHERING CORPORATION



                                    By:   /s/ J. Darby Sere
                                       --------------------------------
                                           J. Darby Sere
                                           President

                                    ANNEX 1

                           FACILITY A BORROWING BASE

                                  EXHIBIT "B"

                   EXHIBIT B - PART I

               FACILITY A BORROWING BASE
     PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================
$19,150,000.00  November 15, 1995 to December 31, 1995

 18,322,000.00  January 1, 1996 to March 31, 1996

 17,494,000.00  April 1, 1996 to June 30, 1996

 16,306,000.00  July 1, 1996 to September 30, 1996

 15,118,000.00  October 1, 1996 to December 31, 1996

 13,930,000.00  January 1, 1997 to March 31, 1997

 12,891,040.00  April 1, 1997 to June 30, 1997

 11,852,080.00  July 1, 1997 to September 30, 1997

 10,813,120.00  October 1, 1997 to December 31, 1997

  9,774,160.00  January 1, 1998 to March 31, 1998

  8,889,100.00  April 1, 1998 to June 30, 1998

  8,004,040.00  July 1, 1998 to September 30, 1998

  7,118,980.00  October 1, 1998 to December 31, 1998

  6,233,920.00  January 1, 1999 to March 31, 1999

  5,403,220.00  April 1, 1999 to June 30, 1999

  4,572,520.00  July 1, 1999 to September 30, 1999

  3,741,820.00  October 1, 1999 to December 31, 1999

  2,911,120.00  January 1, 2000 to March 31, 2000

  2,240,620.00  April 1, 2000 to June 30, 2000

                               Exhibit B page 1


                   EXHIBIT B - PART I

               FACILITY A BORROWING BASE
     PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================
  1,570,120.00  July 1, 2000 to September 30, 2000

    899,620.00  October 1, 2000 to December 31, 2000

    229,120.00  January 1, 2001 to January 30, 2001
========================================================



                               Exhibit B page 2

                  EXHIBIT B - PART II

               FACILITY A BORROWING BASE
      AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================
$19,150,000.00  November 15, 1995 to November 30, 1995

 18,736,000.00  December 1, 1995 to December 31, 1995

 18,322,000.00  January 1, 1996 to January 31, 1996

 18,046,000.00  February 1, 1996 to February 29, 1996

 17,770,000.00  March 1, 1996 to March 31, 1996

 17,494,000.00  April 1, 1996 to April 30, 1996

 17,098,000.00  May 1, 1996 to May 31, 1996

 16,702,000.00  June 1, 1996 to June 30, 1996

 16,306,000.00  July 1, 1996 to July 31, 1996

 15,910,000.00  August 1, 1996 to August 31, 1996

 15,514,000.00  September 1, 1996 to September 30, 1996

 15,118,000.00  October 1, 1996 to October 31, 1996

 14,722,000.00  November 1, 1996 to November 30, 1996

 14,326,000.00  December 1, 1996 to December 31, 1996

 13,930,000.00  January 1, 1997 to January 31, 1997

 13,583,680.00  February 1, 1997 to February 28, 1997

 13,237,360.00  March 1, 1997 to March 31, 1997

 12,891,040.00  April 1, 1997 to April 30, 1997

 12,544,720.00  May 1, 1997 to May 31, 1997

 12,198,400.00  June 1, 1997 to June 30, 1997

 11,852,080.00  July 1, 1997 to July 31, 1997

 11,505,760.00  August 1, 1997 to August 31, 1997

                               Exhibit B page 3

                  EXHIBIT B - PART II

               FACILITY A BORROWING BASE
      AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================
 11,159,440.00  September 1, 1997 to September 30, 1997

 10,813,120.00  October 1, 1997 to October 31, 1997

 10,466,800.00  November 1, 1997 to November 30, 1997

 10,120,480.00  December 1, 1997 to December 31, 1997

  9,774,160.00  January 1, 1998 to January 31, 1998

  9,479,140.00  February 1, 1998 to February 28, 1998

  9,184,120.00  March 1, 1998 to March 31, 1998

  8,889,100.00  April 1, 1998 to April 30, 1998

  8,594,080.00  May 1, 1998 to May 31, 1998

  8,299,060.00  June 1, 1998 to June 30, 1998

  8,004,040.00  July 1, 1998 to July 31, 1998

  7,709,020.00  August 1, 1998 to August 31, 1998

  7,414,000.00  September 1, 1998 to September 30, 1998

  7,118,980.00  October 1, 1998 to October 31, 1998

  6,823,960.00  November 1, 1998 to November 30, 1998

  6,528,940.00  December 1, 1998 to December 31, 1998

  6,233,920.00  January 1, 1999 to January 31, 1999

  5,957,020.00  February 1, 1999 to February 28, 1999

  5,680,120.00  March 1, 1999 to March 31, 1999

  5,403,220.00  April 1, 1999 to April 30, 1999

  5,126,320.00  May 1, 1999 to May 31, 1999

  4,849,420.00  June 1, 1999 to June 30, 1999

                               Exhibit B page 4

                  EXHIBIT B - PART II

               FACILITY A BORROWING BASE
      AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================

  4,572,520.00  July 1, 1999 to July 31, 1999

  4,295,620.00  August 1, 1999 to August 31, 1999

  4,018,720.00  September 1, 1999 to September 30, 1999

  3,741,820.00  October 1, 1999 to October 31, 1999

  3,464,920.00  November 1, 1999 to November 30, 1999

  3,188,020.00  December 1, 1999 to December 31, 1999

  2,911,120.00  January 1, 2000 to January 31, 2000

  2,687,620.00  February 1, 2000 to February 29, 2000

  2,464,120.00  March 1, 2000 to March 31, 2000

  2,240,620.00  April 1, 2000 to April 30, 2000

  2,017,120.00  May 1, 2000 to May 31, 2000

  1,793,620.00  June 1, 2000 to June 30, 2000

  1,570,120.00  July 1, 2000 to July 31, 2000

  1,346,620.00  August 1, 2000 to August 31, 2000

  1,123,120.00  September 1, 2000 to September 30, 2000

    899,620.00  October 1, 2000 to October 31, 2000

    676,120.00  November 1, 2000 to November 30, 2000

    452,620.00  December 1, 2000 to December 31, 2000

    229,120.00  January 1, 2001 to January 30, 2001
========================================================

                               Exhibit B page 5

                                    ANNEX 2

                                  EXHIBIT "C"

                           FACILITY B BORROWING BASE

                   EXHIBIT C - PART I

               FACILITY B BORROWING BASE
     PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================
 $7,450,000.00  November 15, 1995 to December 31, 1995

  7,128,000.00  January 1, 1996 to March 31, 1996

  6,806,000.00  April 1, 1996 to June 30, 1996

  6,344,000.00  July 1, 1996 to September 30, 1996

  5,882,000.00  October 1, 1996 to December 31, 1996

  5,420,000.00  January 1, 1997 to March 31, 1997

  5,015,960.00  April 1, 1997 to June 30, 1997

  4,611,920.00  July 1, 1997 to September 30, 1997

  4,207,880.00  October 1, 1997 to December 31, 1997

  3,803,840.00  January 1, 1998 to March 31, 1998

  3,459,650.00  April 1, 1998 to June 30, 1998

  3,115,460.00  July 1, 1998 to September 30, 1998

  2,771,270.00  October 1, 1998 to December 31, 1998

  2,427,080.00  January 1, 1999 to March 31, 1999

  2,104,030.00  April 1, 1999 to June 30, 1999

  1,780,980.00  July 1, 1999 to September 30, 1999

  1,457,930.00  October 1, 1999 to December 31, 1999

  1,134,880.00  January 1, 2000 to March 31, 2000

                               Exhibit C page 1


                   EXHIBIT C - PART I

               FACILITY B BORROWING BASE
     PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================
    874,130.00  April 1, 2000 to June 30, 2000

    613,380.00  July 1, 2000 to September 30, 2000

    352,630.00  October 1, 2000 to December 31, 2000

     91,880.00  January 1, 2001 to January 30, 2001
========================================================



                               Exhibit C page 2


                  EXHIBIT C - PART II

               FACILITY B BORROWING BASE
      AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================
 $7,450,000.00  November 15, 1995 to November 30, 1995

  7,289,000.00  December 1, 1995 to December 31, 1995

  7,128,000.00  January 1, 1996 to January 31, 1996

  7,020,666.67  February 1, 1996 to February 29, 1996

  6,913,333.33  March 1, 1996 to March 31, 1996

  6,806,000.00  April 1, 1996 to April 30, 1996

  6,652,000.00  May 1, 1996 to May 31, 1996

  6,498,000.00  June 1, 1996 to June 30, 1996

  6,344,000.00  July 1, 1996 to July 31, 1996

  6,190,000.00  August 1, 1996 to August 31, 1996

  6,036,000.00  September 1, 1996 to September 30, 1996

  5,882,000.00  October 1, 1996 to October 31, 1996

  5,728,000.00  November 1, 1996 to November 30, 1996

  5,574,000.00  December 1, 1996 to December 31, 1996

  5,420,000.00  January 1, 1997 to January 31, 1997

  5,285,320.00  February 1, 1997 to February 28, 1997

  5,150,640.00  March 1, 1997 to March 31, 1997

  5,015,960.00  April 1, 1997 to April 30, 1997

  4,881,280.00  May 1, 1997 to May 31, 1997

  4,746,600.00  June 1, 1997 to June 30, 1997

  4,611,920.00  July 1, 1997 to July 31, 1997

  4,477,240.00  August 1, 1997 to August 31, 1997

                               Exhibit C page 3


                  EXHIBIT C - PART II

               FACILITY B BORROWING BASE
      AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT
--------------------------------------------------------
Borrowing Base                   Period
========================================================
  4,342,560.00  September 1, 1997 to September 30, 1997

  4,207,880.00  October 1, 1997 to October 31, 1997

  4,073,200.00  November 1, 1997 to November 30, 1997

  3,938,520.00  December 1, 1997 to December 31, 1997

  3,803,840.00  January 1, 1998 to January 31, 1998

  3,689,110.00  February 1, 1998 to February 28, 1998

  3,574,380.00  March 1, 1998 to March 31, 1998

  3,459,650.00  April 1, 1998 to April 30, 1998

  3,344,920.00  May 1, 1998 to May 31, 1998

  3,230,190.00  June 1, 1998 to June 30, 1998

  3,115,460.00  July 1, 1998 to July 31, 1998

  3,000,730.00  August 1, 1998 to August 31, 1998

  2,886,000.00  September 1, 1998 to September 30, 1998

  2,771,270.00  October 1, 1998 to October 31, 1998

  2,656,540.00  November 1, 1998 to November 30, 1998

  2,541,810.00  December 1, 1998 to December 31, 1998

  2,427,080.00  January 1, 1999 to January 31, 1999

  2,319,396.67  February 1, 1999 to February 28, 1999

  2,211,713.33  March 1, 1999 to March 31, 1999

  2,104,030.00  April 1, 1999 to April 30, 1999

  1,996,346.67  May 1, 1999 to May 31, 1999

  1,888,663.33  June 1, 1999 to June 30, 1999

  1,780,980.00  July 1, 1999 to July 31, 1999

  1,673,296.67  August 1, 1999 to August 31, 1999

  1,565,613.33  September 1, 1999 to September 30, 1999

  1,457,930.00  October 1, 1999 to October 31, 1999

  1,350,246.67  November 1, 1999 to November 30, 1999

  1,242,563.33  December 1, 1999 to December 31, 1999

  1,134,880.00  January 1, 2000 to January 31, 2000

  1,047,963.33  February 1, 2000 to February 29, 2000

    961,046.67  March 1, 2000 to March 31, 2000

    874,130.00  April 1, 2000 to April 30, 2000

    787,213.33  May 1, 2000 to May 31, 2000

    700,296.67  June 1, 2000 to June 30, 2000

    613,380.00  July 1, 2000 to July 31, 2000

    526,463.33  August 1, 2000 to August 31, 2000

    439,546.67  September 1, 2000 to September 30, 2000

    352,630.00  October 1, 2000 to October 31, 2000

    265,713.33  November 1, 2000 to November 30, 2000

    178,796.67  December 1, 2000 to December 31, 2000

     91,880.00  January 1, 2001 to January 30, 2001
========================================================


                               Exhibit C page 4

                                    ANNEX 3

                              ARBITRATION PROGRAM

                                  EXHIBIT "K"

[LOGO OF FIRST INTERSTATE BANK APPEARS HERE]


                              ARBITRATION PROGRAM

     (a) Binding Arbitration. Upon the demand of any party, whether made before or after the institution of any judicial proceeding, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether in contract or in tort, statutory or common law, legal or equitable, or otherwise, now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with (1) any agreement, document or instrument to which this Arbitration Program is attached or in which it is referred to or any related agreements, documents, or instruments (the "Documents"), (2) all past, present, or future loans, notes, instruments, drafts, credits, accounts, deposit accounts, safe deposit boxes, safekeeping agreements, guarantees, letters of credit, goods or services, or other transactions, contracts or agreements of any kind whatsoever, (3) any past, present or future incidents, omissions, acts, errors, practices, or occurrences causing injury to either party whereby the other party or its agents, employees or representatives may be liable, in whole or in part, or (4) any other aspect of the past, present, or future relationships of the parties including any agency, independent contractor or employment relationship but excluding claims for workers' compensation and unemployment benefits ("Relationship"). Any party to this Arbitration Program may by summary proceedings bring any action in court to compel arbitration of any Dispute. Any party who fails or refuses to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses incurred by the opposing party in compelling arbitration of any Dispute. The parties agree that by engaging in activities with or involving each other as described above, they are participating in transactions involving interstate commerce. THE PARTIES UNDERSTAND THAT PURSUANT TO THIS ARBITRATION PROGRAM, DISPUTES SUBMITTED TO ARBITRATION WILL NOT BE DECIDED THROUGH LITIGATION IN FEDERAL OR STATE COURTS BEFORE A JUDGE OR JURY.

     (b) Governing Rules. All Disputes between the parties submitted to arbitration shall be resolved by binding arbitration administered by the American Arbitration Association (the "AAA") in accordance with the Commercial Arbitration Rules of the AAA, the Federal Arbitration Act (Title 9 of the United States Code) and to the extent the foregoing are inapplicable, unenforceable or invalid, the laws of the State of Texas. In the event of any inconsistency between this Arbitration Program and such rules and statutes, this Arbitration Program shall control. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that's a bank of the protections afforded to it under 12 U.S.C. (S) 91 or Texas Banking Code art. 342-609.

     (c) No Waiver, Preservation or Remedies, Multiple Parties. No provision of, nor the exercise of any rights under, this Arbitration Program shall limit the right of any party, during any Dispute, to seek, use, and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing or proceeding under forcible entry and detainer for possession of any real or personal property, and any such action shall not be deemed an election of remedies. Such rights shall include without limitation, rights and remedies relating to (1) foreclosing against any real or personal property collateral or other security, (2) exercising self-help remedies including setoff rights or (3) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. In Disputes involving indebtedness or other monetary obligations, each party agrees that the other party may proceed against all liable persons, jointly or severally, or against one or more of them, less than all, without impairing rights against other liable persons. Nor shall a party be required to join the principal obligor or any other liable persons, such as sureties or guarantors, in any proceeding against a particular person. A party may release or settle with one or more liable persons without releasing or impairing rights to proceed against any persons not so released.

    (d) Arbitrator Powers and Qualifications; Awards. Arbitrators are empowered to resolve Disputes by summary rulings. Arbitrators shall resolve all Disputes in accordance with the applicable substantive law. Any arbitrator selected shall be required to be a practicing attorney licensed to practice law in the State of Texas and shall be required to be experienced and knowledgeable in the substantive laws applicable to the subject matter of the Dispute. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this Arbitration Program. With respect to a Dispute in which the claims or amounts in controversy do not exceed $1,000,000, a single arbitrator shall be chosen and shall resolve the Dispute by rendering an award not to exceed $1,000,000, including all damages of any kind whatsoever, including costs, fees and expenses. A Dispute involving claims or amounts in controversy exceeding $1,000,000, shall be decided by a majority vote of a panel of three arbitrators (an "Arbitration Panel"), the determination of any two of the three arbitrators constituting the determination of the Arbitration Panel, provided, however, that all three Arbitrators on the Arbitration Panel must actively participate in all hearings and deliberations. Arbitrators, including any Arbitration Panel, may grant any remedy or relief deemed just and equitable and within the scope of this Arbitration Program and may also grant such ancillary relief as is necessary to make effective any award. Arbitrators shall be empowered to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure and applicable law. Arbitrators and Arbitration Panels shall be required to make specific, written findings of fact and conclusions of law. The determination of an Arbitrator or Arbitration Panel shall be binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law.

    (e) Miscellaneous. To the maximum extent practicable, the AAA, the Arbitrator (or the Arbitration Panel, as appropriate) and the parties shall take any action necessary to require that an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings hereunder shall be conducted in the State of Texas at a location selected by the Administrator. With respect to any Dispute, each party agrees that all discovery activities shall be expressly limited to matters directly relevant to the Dispute and any Arbitrator, Arbitration Panel and the AAA shall be required to fully enforce this requirement. This Arbitration Program constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations, and other communications on dispute resolution. The provisions of this Arbitration Program shall survive any termination, amendment, or expiration of the Documents or the Relationship, unless the parties otherwise expressly agree in writing. To the extent permitted by applicable law, Arbitrators, including any Arbitration Panel shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, and arbitrators' fees) to the prevailing party. This Arbitration Program may be amended, changed, or modified only by the express provisions of a writing which specifically refers to this Arbitration Program and which is signed by all the parties hereto. If any term, covenant, condition or provision of this Arbitration Program is found to be unlawful, invalid or unenforceable, such defect shall not affect the legality, validity or enforceability of the remaining parts of this Arbitration Program, and all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the illegal, invalid or unenforceable part had not been included. Each party agrees to keep all Disputes subject to arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or by applicable law or regulation.


Revision Date: 9/23/94